UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2005

SILICON IMAGE, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26887	77-0396307
(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085
(Address of principal executive offices)	(Zip Code)

(408) 616-4000

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.                               AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a)                                  On January 31, 2005, the Registrant’s Board of Directors approved the amendment and restatement of the Registrant’s bylaws, effective as of such date (the “Restated Bylaws”).  The Restated Bylaws reflect the Board’s understanding that the position of Chairperson of the Board of Directors is not an employee position of the Registrant.  The Restated Bylaws incorporate changes to reflect this understanding, including moving the provision describing the powers and duties of the Chairperson from Article IV (Officers) to Article II (Board of Directors), as well as other technical and conforming corrections.

The foregoing description is a summary of the changes incorporated in the Restated Bylaws.  This summary is not intended to be complete, and is qualified in its entirety by reference to the Registrant’s Restated Bylaws attached hereto as Exhibit 3.01.

ITEM 9.01.                               FINANCIAL STATEMENTS AND EXHIBITS.

(c)               Exhibits

3.01         Restated Bylaws of Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2005	SILICON IMAGE, INC.

By:	/s/ Patrick Reutens
Patrick Reutens
Chief Legal Officer

Exhibit List

Exhibit No.	Exhibit Title

3.01	Restated bylaws of the Registrant.